EVOFEM
BIOSCIENCES®

INVESTOR PRESENTATION

JULY 2026



OTCID: EVFM

FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of PHEXX® (lactic acid, citric acid and potassium bitartrate) vaginal gel and SOLOSEC® (secnidazole) 2 g oral granules
- Evofem's ability to successfully commercialize its products in the United States and to enter into additional successful partnerships to commercialize its products outside of the United States
- Timing of anticipated filings, approvals, and product launches in the UAE and follow-on markets under the License and Supply Agreements with Pharma 1 Drug Stores LLC, and under the distribution agreement with Clovis Davis Pharmaceuticals for sub-Saharan Africa, and magnitude of sales generated thereunder
- Evofem's estimates regarding expenses, revenues, financial performance and capital requirements, including the length of time its capital resources will sustain its operations, and its ability to raise additional capital to fund its operations when/if needed
- Evofem's ability to continue as a going concern
- Evofem's ability to comply with the provisions and requirements of its debt arrangements and to pay amounts owed pursuant to its debt arrangements
- Evofem's ability to retain members of its management and other key personnel and to expand its organization to accommodate potential growth
- Evofem's ability to maintain and protect its intellectual property position and its ability to obtain additional patent protection for its products for current and potential investigational indications
- The potential for changes to current regulatory mandates requiring payers to cover FDA-approved or -cleared contraceptives without cost sharing
- Evofem's ability to obtain or maintain third-party payer coverage and adequate reimbursement, and its reliance on the willingness of patients to pay out-of-pocket for its products absent full or partial third-party payer reimbursement
- Evofem's reliance on third-party providers and licensors, such as third-party manufacturers
- The presence or absence of any adverse events or side effects relating to the use of its products, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2025, filed with the SEC on March 11, 2026, the 10-Q for the period ended March 31, 2026, filed with the SEC on May 15, 2026, and any subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, July 20, 2026, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

This presentation discusses estimates and other statistical data made by independent parties and by Evofem relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

U.S. biopharma company commercializing innovative products to address unmet needs in women's sexual and reproductive health

Driving revenue growth from two FDA-approved sexual health products:

phexx (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

First and only hormone-free, on demand prescription contraceptive vaginal gel

Net sales growing y/y since U.S. launch in Sept. 2020 by Evofem's women's health sales organization

First OUS launch expected 2026 (UAE)



vaginal gel self-administered 0-60 minutes before sex

12 pre-filled applicators/box

solosec secnidazole 2g Oral Granules

First and only single-dose oral drug approved to treat Bacterial Vaginosis (BV) & Trichomoniasis

Acquired July 2024 & relaunched November 2024

First OUS filing Q3 2025 (UAE)

oral granules are self-administered, stirred into pudding or applesauce

proven efficacy with just one dose


One day.
One dose.
That's it!

Formerly known as PHEXXI; the hormone-free contraceptive was rebranded as PHEXX in Q4 2025.

26.2M POTENTIAL PHEXX USERS IN THE U.S.[1]

CONTRACEPTIVE USE AMONG WOMEN OF REPRODUCTIVE AGE

(% Women using Method, U.S., 2022-2023; 74.9 M Women Aged 15-49) [1]



Non-Hormonal Contraceptives (non-LARC): 13.1% = 9.8 M
None: sexually active: 8.2% = 6.1 M
Hormonal Contraceptives (non-LARC): 13.7% = 10.3 M
None: Pregnant/trying: 8.2% = 6.1 M
They become PHEXX targets post-partum, especially if breast-feeding
None: not sexually active: 22.4% = 16.8 M
Future PHEXX targets if they resume sexual activity
None: Other: 7.1% = 5.3 M
LARCs (implants & IUDs): 10.5% = 7.9 M
Surgical Sterilization: 17.1% = 12.8 M
0
5
10
15
20

9.8 M women use non-hormonal contraceptives

Rx methods: PHEXX®, female condom, diaphragm

Non-Rx methods: male condom; withdrawal; periodic abstinence; tracking; other

6.1 M women are sexually active but use no contraceptive

10.3 M women use short-acting hormonal contraceptives

Hormonal oral contraceptives, rings, patches, shots

$8.8B

Contraceptive Market

(U.S. 2024)[2]

1. Daniels K, Abma J. Current Contraceptive Status Among Females Ages 15–49: United States, 2022–2023. NCHS Data Brief Number 539. August 2025. Accessed Jan. 9, 2026, via https://www.cdc.gov/nchs/data/databriefs/db539.pdf. This report is based on data from the 5,586 females surveyed in the 2022–2023 National Survey of Family Growth.

2. Grand View Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2024 – 2030.

PHEXX: HORMONE FREE CONTRACEPTION

WHAT MAKES PHEXX SO SPECIAL?

- Vaginal pH Modulator
- Hormone-free
- FDA-approved for prevention of pregnancy
- Can be used with other contraceptives[1]
- Woman-controlled
- Used only when you need it
- Box of 12 pre-filled applicators, individually wrapped for convenience and discretion
- A prescription may be for 1, 2 or 3 boxes, based on her unique needs

HOW DOES PHEXX WORK?

Optimal vaginal pH levels can range from 3.5 – 4.5

When semen (pH 7.1-8) enters the vagina, it raises the environmental pH level, which allows sperm to be mobile and swim up the reproductive canal

PHEXX keeps vaginal pH in the optimal range and immobilizes sperm



1. PHEXX may be used with other methods including LARCs, OCs, condoms or diaphragms, but not a vaginal ring.

EVERY 1% MARKET SHARE IN THE U.S. ADDRESSABLE MARKET REPRESENTS SIGNIFICANT PHEXX NET PRODUCT SALES

$380.28

GROSS WAC

per box of 12 PHEXX applicators[1]



Gross-to-Net adjustments
$ 266.20
Net to Evofem per box of PHEXX

x 5

BOXES OF PHEXX

dispensed (on avg.) per woman each year



(60 PHEXX applicators)

x 262,000

WOMEN

(1% of the 26.2 M women in U.S. TAM)

$349 M

PHEXX ANNUAL NET SALES

per each 1% market penetration[2]

1. Effective January 1, 2026. WAC: Wholesale Acquisition Cost.
2. Annual net sales calculation: Net $ to EVFM per box * boxes/year/women * 262,000 women (1% of 26.2 M women in PHEXX total addressable market)

FIVE CONSECUTIVE YEARS OF NET SALES GROWTH


IN MILLIONS
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$8.2
$16.8
$18.2
$19.4
$20.2
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Launched PHEXX
Sept. 2020
No marketing spend since Q4 2022

PHEXX SALES COVERAGE



Field Coverage (*n*=16)
Virtual Coverage
Strategic Initiatives
Student Health & Residency Programs

ACTIVATING PHEXX UTILIZATION WITH SELECT PATIENT TYPES



- Not using a prescription contraceptive
- Living with depression and anxiety
- Postpartum mother
- Struggles with her weight
- In need of non-systemic contraception
- Cancer survivor
- Wants non-hormonal

WE ARE SUCCESSFULLY REACHING OUR TARGET PATIENT TYPES

CREATING THE VAGINAL PH MODULATOR CATEGORY

Changing the contraceptive counseling conversation to make it personal



HORMONE FREE
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
COPPER IUD
TUBAL LIGATION
used in the moment
semi-permanent or permanent option
BIRTH CONTROL IS PERSONAL. WHICH METHOD* MEETS YOUR NEEDS?
daily use
semi-permanent or permanent option
CONTAINS HORMONES
ORAL CONTRACEPTION
PATCH
RING
INJECTION
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
Please see additional Important Safety Information on back and accompanying full Product Information for Phexxi.
EVOFEM BIOSCIENCES



HORMONE FREE
BIRTH CONTROL IS PERSONAL.
WHICH METHOD* MEETS YOUR NEEDS?
CONTAINS HORMONES
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
COPPER IUD
TUBAL LIGATION
ORAL CONTRACEPTION
PATCH
RING
INJECTION
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
EVOFEM

HARNESSING THE POWER OF SOCIAL MEDIA

Social media is an effective channel to reach women ages 18 to 49

- 39% of women ages 18 to 49 have seen / heard something on social media about birth control [1]
- 19% talked to someone in their life about what they heard / saw

Reach and impact even higher in the subset of women ages 18 to 25

- 49% have seen / heard something on social media about birth control [1]
- One in seven women ages 18 to 25 (14%) say they made a change or thought about making a change to their birth control method because of something they saw or heard on social media

Data from KFF Women's Health Survey, a nationally representative survey of women in the United States was fielded in May and June 2024 and includes a sample of 3,901 women of reproductive age (18-49).

Frederiksen B, Diep K, Salganicoff A. Contraceptive Experiences, Coverage, and Preferences: Findings from the 2024 KFF Women's Health Survey. Nov 22, 2024. Accessed Jan 7, 2026, via https://www.kff.org/womens-health-policy/contraceptive-experiences-coverage-and-preferences-findings-from-the-2024-kff-womens-health-survey/#:~:text=Eight%20in%20ten%20(82%25)%20women,Almost%20half%20(48%25)%20of%20contraceptive.

1. Q: In the past 12 months, have you seen or heard anything on social media about birth control?

“SAY VAGINA” CAMPAIGN

COMBAT MEDIA CENSORSHIP AND NORMALIZE USE OF PROPER MEDICAL TERMS IN WOMEN’S HEALTH

Say Vagina



Through this bold public campaign Evofem shared content across our social media accounts in August 2025 educating people on the vagina and how to properly care for it.

We launched the Say Vagina Store in January 2026.

- ✓ HCPs and KOLs engage with the brand and support the cause
- ✓ Merchandise attracts people to our booths and conventions
- ✓ Online store is a no-cost way to meet requests for merchandise

2.5M+
Views Generated
Across our social media platforms and accounts

#1
Most Followed by HCPs
PHEXX leads all contraceptive brands

12
Podcasts Conducted
by CEO Saundra Pelletier to amplify the Say Vagina mission

130%
Website Traffic
Say Vagina Month tripled baseline traffic

MULTICHANNEL MARKETING

Enhancing promotional reach with minimal spend by tapping into social media, key conference opportunities, and tactical collateral



phexx
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%
MEET THE PHEXX PATIENT
RELIES ON PARTNER TO WEAR A CONDOM
NOT USING A PRESCRIPTION CONTRACEPTIVE
STRUGGLES WITH HER WEIGHT
POSTPARTUM MOTHER
IN NEED OF NON-SYSTEMIC CONTRACEPTION
LIVING WITH DEPRESSION AND ANXIETY
Empowering Women, Embracing Options.
Prescribe Phexx
A hormone-free contraceptive gel that meets her needs
✓ First-in-class Vaginal pH Modulator used on-demand
✓ Proven to prevent pregnancy
✓ No hormonal side effects



phexx
Phexx® In Vitro Demonstration of Sperm Motility
SPERM WITHOUT PHEXX IN VITRO
SPERM WITH PHEXX IN VITRO





phexx
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%
STRUGGLES WITH HER WEIGHT
Courtney, age 30
Concerned with her weight and has been trying to lose weight for years
Recently started taking medication for weight loss
Taking an oral contraceptive
Needs a contraceptive backup and concerned about side effects

#1 FOLLOWED CONTRACEPTIVE BRAND ON INSTAGRAM



phexx
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%
Hormone-Free Birth Control
designed with you in mind
How to Prescribe
phexx
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%
Rx
PATIENT:
DATE:
Phexx® Vaginal Gel (5g applicator)
Sig: Administer 1 applicator intravaginally immediately before or up to 1 hour before EACH act of vaginal intercourse as needed.
Dispense: 30 Day Supply
• 180g (36 applicators)
• 120g (24 applicators)
• 60g (12 applicators)
NDC: 69751-100-12
REFILL: 11



Visit phexx.com
When you've had to buy Plan B® so often it's becoming Plan A

solosec secnidazole 2g Oral Granules

SINGLE-DOSE ORAL TREATMENT FOR TWO COMMON SEXUAL HEALTH CONDITIONS

- Acquired in July 2024, re-launched in November 2024
- Synergistic sexual health product aligns with our strategic focus and leverages sales force

SOLOSEC provides a complete course of treatment with just one oral dose for both:

BACTERIAL VAGINOSIS (BV) IN FEMALES 12 AND OLDER	TRICHOMONIASIS (TRICH) IN PEOPLE 12 AND OLDER
• The most common vaginal condition in women ages 15-44 • **Affects 29% of US population** • Raises pH of the vagina, which upsets the balance of the natural vaginal microbiome • Symptoms include odor and discharge	• The most common non-viral STI in the world[3] • **Affects 8.7% of U.S. population** • Of the ~5.4M infections in the U.S. in 2018, 2.1M women and 3.3M men were infected • Both sexual partners must be treated to prevent recurrence

1. SOLOSEC was FDA approved for the treatment of bacterial vaginosis in July 2021
2. SOLOSEC was FDA approved for the treatment of trichomoniasis in July 2021
3. Workowski KA, Bachmann LH, Chan PA, et al. CDC Sexually Transmitted Diseases Treatment Guidelines, 2021. MMWR Recomm Rep 2021;70(RR-04):1-192.

THE GLP-1 OPPORTUNITY: $945 MILLION TAM

~15.77 M

Women of Reproductive Age in the U.S. report GLP-1 Usage [1, 2]



2,206,745
13,563,916
Ages 18-29, 4.1% reporting GLP-1 use
Ages 30-49, 15.1% reporting GLP-1 use
Ages 18-29, no GLP-1 use
Ages 30-49, no GLP-1 use

Use of Oral Contraceptives (OCs) a.k.a. "The Pill" varies by age [3]

- 44% of women ages 18-25
- 31% of women ages 26-35
- 19% of women ages 36-49

3.55 M Women

on GLP-1s using OCs

These women are instructed to use a supplemental, hormone-free method for 4 weeks after initiating GLP-1 use and for 4 weeks after each dose escalation to prevent unintended pregnancy[4]

These women are PHEXX targets.

x $266.20

net to Evofem per box of 12 PHEXX



phexx

$945 M

PHEXX Net Sales Opportunity

Women of Reproductive Age defined as women ages 18-49.

1. Bozick *et al.* New Weight Loss Drugs: GLP-1 Agonist Use and Side Effects in the United States. Analysis of RAND American Life Panel survey data, April–May 2025. (n = 8,793). Pub. Aug 6, 2025. Accessed Jan. 7, 2026, via https://www.rand.org/pubs/research_reports/RRA4153-1.html
2. Calculated based on U.S. Census Bureau publication National Population by Characteristics: 2020-2024: Vintage 2024: Median Age and Age by Sex. Pub June 2025. Accessed Jan. 7, 2025, via https://www.census.gov/data/tables/time-series/demo/popest/2020s-national-detail.html.
3. Frederiksen B, Diep K, Salganicoff A. Contraceptive Experiences, Coverage, and Preferences: Findings from the 2024 KFF Women's Health Survey. Nov 22, 2024. Accessed Jan 7, 2026, via https://www.kff.org/womens-health-policy/contraceptive-experiences-coverage-and-preferences-findings-from-the-2024-kff-womens-health-survey/#:~:text=Eight%20in%20ten%20(82%25)%20women,Almost%20half%20(48%25)%20of%20contraceptive.
4. Zepbound Prescribing Information. https://uspl.lilly.com/zepbound/zepbound.html#pi

STRONG IP WITH MULTIPLE ORANGE BOOK-LISTED PATENTS

phexx (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

- Four *Orange Book*- listed patents afford protection into 2033
- White paper by US regulatory expert* delineates hurdles to potential generic entry stemming from PHEXX's localized MOA and absence of PK profile, preventing demonstration of bioequivalence (equivalent rate and extent of drug delivery to its intended site of action, within pre-established limits)
- Evofem successfully defended PHEXX against an ANDA filed April 2023
    - Paragraph IV Certification withdrawn in September 2023
    - Filer admitted it is incapable of making a generic equivalent to PHEXX

solosec secnidazole 2g Oral Granules

- Eleven U.S. *Orange Book*- listed patents afford protection into 2040
- NCE-GAIN Exclusivity until September 15, 2027

*Dr. Dena Hixon, former Medical Officer in the FDA Center for Drug Evaluation and Research (CDER)

1. EXPANDING REVENUE STREAM WITH EX-U.S. SALES

2. LOWERING SOLOSEC COGS

- Goal – reduce SOLOSEC COGS by 55% to 60% starting 2027

3. LOWERING PHEXX COGS

- Goal – reduce PHEXX COGS by 55% to 60% with new manufacturer, once FDA-cleared

FIRST OUS TERRITORY: MIDDLE EAST/NORTH AFRICA (MENA)

License and Supply agreements with Emirati health care company Pharma 1 Drug Store, LLC, for PHEXX and SOLOSEC signed July 2024 and May 2025, respectively.

- Pharma 1 has exclusive commercialization rights in the Territory, and will handle all marketing, sales, regulatory, pharmacovigilance, etc.
- Evofem will supply manufactured goods at cost-plus, paid in advance at time of order
- For SOLOSEC, Evofem received an upfront payment and is eligible to receive regulatory milestones and sales-based milestones [1]


TÜRKIYE
GREECE
SYRIA
IRAN
IRAQ
TUNISIA
MALTA
MOROCCO
ALGERIA
LIBYA
EGYPT
JORDAN
KUWAIT
QATAR
SAUDI ARABIA
OMAN
YEMEN
ERITREA
Six covered countries
Potential to expand into 15 other MENA countries
INITIAL MARKET: UNITED ARAB EMIRATES

phexx (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

PHARMA 1 DRUG STORE

solosec secnidazole 2g Oral Granules

1. Milestones contingent on achievement of triggering regulatory events.

FIRST MARKET IN TERRITORY: UNITED ARAB EMIRATES (UAE)

phexx® (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

- 3.8 million women in UAE [1]
- A 2019 contraceptive use study found 56% of women in UAE were using non-prescription methods (condom, withdrawal, sponge, calendar, and N-9 spermicide) [2]
- **Application for marketing approval in UAE was submitted to Emirates Drug Establishment (EDE) in June 2025**
  - ✓ EDE issued favorable pricing certificates Q4 2025
  - ✓ Name change process with EDE complete
  - Next steps: potential EDE approval[3]

solosec® secnidazole 2g Oral Granules

- BV prevalence is 25% to 41% in MENA; 1.0 - 1.7 million women in UAE
- Trich affects ~ 4.7% of women in the general population in MENA
- **Application for marketing approval in UAE was submitted to EDE in September 2025**
  - Next steps: pricing committee outcome

For each product, Pharma 1 is to file for approval in the next licensed market within 18 months of approval by UAE EDE and place the initial order for that market ≤ 6 months after filing.

1. World Bank estimate for 2023, Female Population, United Arab Emirates. Accessed 23 June 2025 via https://data.worldbank.org/indicator/SP.POP.TOTL.FE.IN?end=2023&locations=AE&start=1960&view=chart
2. Abdulrahman, Mahera et al. Pattern and determinants of contraceptive usage among women of reproductive age in the United Arab Emirates. Journal of Family Medicine and Primary Care 8(6):p 1931-1940, June 2019. | DOI: 10.4103/jfmpc.jfmpc_390_19
3. Assumes favorable outcome of EDE review

EXPANDING GLOBALLY

SUB-SAHARAN AFRICA

Distribution agreement with Clovis Davis Pharmaceuticals signed April 2026

- Clovis Davis will lead the distribution, promotion, marketing, and sales of SOLOSEC within the Territory.
- Evofem will supply manufactured goods at cost-plus, paid in advance at time of order
- Local regulatory filings for approval of SOLOSEC will be based on Evofem's registration dossier submitted and approved by the U.S. FDA.
- First submissions planned for Uganda and Ethiopia
- Once approved, Clovis Davis intends to commercialize SOLOSEC alongside the OSOM® BVBlue® test, an FDA-cleared and CLIA-waived innovative point-of-care diagnostic test that enables rapid, accurate detection of bacterial vaginosis in clinical settings.

LOWERING PHEXX COGS

Identified and engaged an OUS manufacturer for PHEXX in 2025.

PHEXX COGS are expected to decrease by 55% to 60% from current levels once we are selling goods produced by new manufacturer.


phexx

Process	Timing
• Tech transfer to new manufacturer	underway
• Manufacture validation batches	↓
• File sNDA with FDA	
• FDA inspection of site	
• FDA approval of sNDA	
• Begin selling new-made finished goods	targeting 2H 2027

LOWERING SOLOSEC COGS

Evofem is currently reactivating the SOLOSEC supply chain

SOLOSEC COGS are expected to be 55% to 60% lower once we transition from selling legacy product to new-made goods

Process	Timing
✓Source API supply	complete
• Receive raw secnidazole	Q4 2026
• Manufacture SOLOSEC granules	Q4 2026
• Package granules into sachets	↓
• Pack sachets into boxes	
• Begin selling new-made finished goods	1H 2027



solosec secnidazole 2g Oral Granules

IN SUMMARY

We are executing our strategy to improve women's lives through innovative sexual and reproductive health products that address unmet and underserved medical needs

phexx (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

The first and only FDA-approved hormone-free, on demand prescription contraceptive vaginal gel

- Approved and launched by Evofem in U.S. in 2020
- 2025 was our fifth consecutive year of annual net sales growth
- Diversifying revenue with PHEXX ex-U.S. sales[1]
- Advancing strategy to significantly reduce PHEXX manufacturing costs

solosec secnidazole 2g Oral Granules

The first and only single-dose, oral product FDA-approved to treat both BV and Trich

- Relaunched in U.S. by Evofem in Q4 2024
- Expanding revenue with SOLOSEC ex-U.S. sales[1]

1. Assumes regulatory approvals by EDE and other regulatory bodie
2. Assumes favorable pricing decisions, timely review, and regulatory approvals by EDE and other regulatory bodie